SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  June 29, 2001
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)



                           GLENGARRY HOLDINGS LIMITED
                           --------------------------
             (Exact name of registrant as specified in its charter)

    Bermuda                     000-26611                         N/A
------------------              ---------                         ---
(State or other          (Commission File Number)          (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation or
organization)

                        P.O. Box HM 1154, 10 Queen Street
                            Hamilton, HM EX, Bermuda
                            ------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (441) 295-3511



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

         Pursuant to the Securities Exchange Agreement described below, the former shareholders of Online Advisory Limited were issued shares of stock representing 99% of the outstanding shares. Accordingly, although no single former Online shareholder owns more than 1.75% of the Company's outstanding shares, they collectively control the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 29, 2001 Glengarry Holdings Limited, a Bermuda company (the "Company") acquired all of the outstanding capital stock of Online Advisory Limited ("Online") for 40,456,060 shares of the Company's common stock. Pursuant to the Securities Exchange Agreement (the "Exchange Agreement") executed by the parties, the final number of shares of the Company's common stock delivered to the shareholders of Online will be increased or decreased to the extent the audited net worth of Online is higher or lower than $8,091,212 as of June 22, 2001. The Company agreed to register the shares issued to Online shareholders for resale under the Securities Act of 1933, as amended.

         Online provides consultancy services in the information technology sector, incorporating the set up and ongoing management of computer systems, as well as facilitating finance for both hard and software packages. Online services an international client base both in Asia and the Middle East. Additionally, and more focused within Europe, Online will now seek to develop a broader range of financial services from general advice to reengineering projects and guidance on financial requirements outside of the information technology sector.

         Effective June 29, 2001 the Company transferred its ownership of Glengarry Holdings (US) Limited to Emmerson Development Trust, a private investment trust established in Hong Kong, for nominal consideration. Pursuant to the sale agreement, Emmerson will pay the Company one half of the tax savings, if any, realized by it as a result of the utilization of U.S. tax loss carry forwards existing in Glengarry (US). As part of the sales agreement, the Company assumed a $1,000,000 credit facility from HFC Credit utilized by the Company and Glengarry (US).

ITEM 7.  Financial Statements, Pro Forma Financial
                  Information And Exhibits.

         (a) and (b) Financial Statements and Pro Forma Financial Information

         (a)      Financial Statements

                  Audited Fiscal year-end financial statements:

                  Table of contents
                  Directors' report
                  Auditors' report
                  Company information
                  Pofit & loss account from inception through July 31, 2000 Balance sheet as of July 31, 2000
                  Notes to the accounts
                  Unaudited reconciliation to US GAAP as of July 31, 2000 Unaudited statement of cash flows for the period ended
                    July 31, 2000

                  Unaudited Interim financial Statements of Online:

                  Profit & loss account August 1, 2000 thru June 30, 2001 Balance sheet as of June 30, 2001
                  Notes to the accounts for the period ended June 30, 2001 Reconciliation to US GAAP as of June 30, 2001
                  Statement of cash flows for the period ended June 30, 2001

         (b)      Pro Forma Financial Statements

                  Unaudited consolidated condensed balance sheet as of
                    June 30, 2001
                  Unaudited consolidated condensed statement of operations for the year ended June 30, 2001
                  Financial statement adjustments for the period ended
                    June 30, 2001

         (c)      Exhibits *

                  2.1 Securities Exchange Agreement dated June 29, 2001 between Glengarry Holdings Limited and the shareholders of Online Advisory Limited representing by Rosewood Company Limited (Equity Services).

                  2.2 Stock Sale Agreement dated as of June 29, 2001 between Glengarry Holdings Limited and Emmerson Development Trust.

                  99.1     Registration Rights Agreement dated June 29, 2001.

                  99.2     Escrow Agreement dated June 29, 2001.

         * Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                           GLENGARRY HOLDINGS LIMITED



Date:  September 12, 2001                  By: /s/ Jacqueline Antin
                                               ------------------------------
                                               Jacqueline Antin, CFO

ONLINE ADVISORY LIMITED
COMPANY INFORMATION
--------------------------------------------------------------------------------

          Director                      Victor Hardt

          Secretary                     Volker Schmitz

          Company number                3812364

          Registered office             Valiant House
                                        4-10 Heneage Lane
                                        London
                                        EC3A 5DQ





--------------------------------------------------------------------------------

ONLINE ADVISORY LIMITED
CONTENTS
--------------------------------------------------------------------------------

                                                                  Page

          Director's report                                      1 to 2

          Auditors' report                                          3

          Profit and loss account                                   4

          Balance sheet                                             5

          Notes to the accounts                                   6 to 8



--------------------------------------------------------------------------------

ONLINE ADVISORY LIMITED
DIRECTOR'S REPORT
FOR THE PERIOD ENDED 31ST JULY 2000
--------------------------------------------------------------------------------

The director presents his report and the audited accounts for the company for the period ended 31st July 2000.

Principal activities and review of business

The company's principal activity during the period was the administration and development of computer software systems. The company was incorporated on 23 July 1999. The company did not trade during the period ended 31 July 2000.

Results and dividends

The results for the period are set out in the profit and loss account on page 4.

The director considers the loss achieved on ordinary activities before taxation to be reasonable.

The director considers the state of the company's affairs to be satisfactory.

The director does not recommend a dividend.

Director and his interests

The director who held office during the period and his beneficial interest in the company's issued share capital are given below:

Name of director                  Share type                 At 31st July 2000

Victor Hardt                       Ordinary                         Nil

Statement of director's responsibilities

Company law requires the director to prepare accounts for each financial period which give a true and fair view of the state of affairs of the company and of the profit or loss for that period. In preparing those accounts the director is required to:

         Select suitable  accounting  policies and then apply them consistently;

         Make judgements and estimates that are reasonable and prudent;

         State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the accounts;

         Prepare  the  accounts  on  the  going   concern  basis  unless  it  is
         inappropriate to presume that the company will continue in business.

The director is responsible for keeping proper accounting records which disclose, with reasonable accuracy at any time, the financial position of the company and enable him to ensure that the amounts comply with the Companies Act 1985. He is also responsible for safeguarding the assets of the company end hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

--------------------------------------------------------------------------------
                                                                         Page: 1

ONLINE ADVISORY LIMITED
DIRECTOR'S REPORT
FOR THE PERIOD ENDED 31ST JULY 2000
--------------------------------------------------------------------------------

Auditors

A resolution to re-appoint City Chartered Accountants Chartered Accountants as auditors will be put to the members at the Annual General Meeting.

By order of the Board


/s/ J. Antin

J Antin, Secretary
7th September 2001

Valiant House
4-10 Heneage Lane
London
EC3A 5DQ
--------------------------------------------------------------------------------
                                                                         Page: 2

AUDITORS' REPORT TO THE
SHAREHOLDERS OF ONLINE ADVISORY LIMITED
--------------------------------------------------------------------------------

We have audited the accounts on pages 4 to 8 which have been prepared under the historical cost convention and the accounting policies set out on page 6.

Respective responsibilities of director and auditors

As described on page 2 the company's director is responsible for the preparation of the accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and report our opinion to you.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the director in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all information and explanations which we considered necessary is order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of the information in the accounts.

Opinion

In our opinion the accounts give a true and fair view of the state of the company's affairs as at 31st July 2000 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.


/s/ City Chartered Accountants

City Chartered Accountants
Chartered Accountants and Registered Auditors
4th Floor Valiant House
4110 Heneage  Lane
London
EC3A 5DQ

Date: 7th September 2001

--------------------------------------------------------------------------------
                                                                         Page: 3

ONLINE ADVISORY LIMITED
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD 23RD JULY 1999 TO 31ST JULY 2000
--------------------------------------------------------------------------------
                                                          Notes        2000
                                                                      (Pounds)

Administrative expenses                                              (25,722)
                                                                     -------

Operating loss                                                       (25,722)
Interest receivable                                        2          22,917
Interest payable and similar charges                       3          (2,507)
                                                                     -------

Loss on ordinary activities before taxation                           (5,312)
Tax on loss on ordinary activities                                         -
                                                                     -------
Loss for the financial period                                         (5,312)
                                                                     =======


All amounts relate to continuing activities.

There were no recognised gains or losses for 2000 or 1999 other than those included in the profit and loss account.






--------------------------------------------------------------------------------
The notes on pages 6 to 8 form part of these accounts.                   Page: 4

ONLINE ADVISORY LIMITED
BALANCE SHEET
AS AT 31ST JULY 2000
--------------------------------------------------------------------------------

                                                     Notes             2000
                                                                      (Pounds)

Current assets
Cash at bank and in hand                                             2,500,838

Creditors: Amounts falling due within one year         4            (2,006,150)
                                                                    ----------

Total assets less current liabilities                                  494,688
                                                                    ==========

Capital and reserves
Share capital                                          6               500,000
Profit and loss account                                                 (5,312)
                                                                    ----------
Shareholders' funds                                    7               494,688
                                                                    ==========

These accounts were approved by the board on 7th September 2001 and signed on its behalf by:


/s/ G Williams

G Williams
Director



--------------------------------------------------------------------------------
The notes on pages 6 to 8 form part of these accounts.                   Page: 5

ONLINE ADVISORY LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD ENDED 31ST JULY 2000
--------------------------------------------------------------------------------

1        Accounting policies

         Basis of accounting

         The accounts have been prepared under the historical cost convention and in accordance with applicable accounting standards.

         Deferred taxation

         Provision is made for deferred taxation using the liability method to take account of timing differences between the incidence of income and expenditure for taxation and accounting purposes except to the extent that the director considers that a liability to taxation is unlikely to crystallise.

         Foreign currencies

         Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. Where exchange differences result from the translation of foreign currency borrowings raised to acquire foreign assets they are taken to reserves and offset against the differences arising from the translation of those assets. All other exchange differences are dealt with through the profit and loss account.

2        Interest receivable                                            2000
                                                                    (Pounds)
         Bank interest receivable                                     22,917
                                                                   =========

3        Interest payable and similar charges                           2000

         Interest payable on bank loans and overdrafts                 2,507
                                                                   =========

4        Creditors: amounts falling due within one year                 2000

         Bank loan                                                 2,003,643

         Accruals and deferred income                                  2,507

                                                                   2,006,150
                                                                   =========


         The bank loan relates to the borrowing of Japanese Yen which was redeposited with the same bank in Sterling as security against the loan. The interest rate payable on the loan was 0.75%. The loan is repayable on 31 May 2001. The loss arising on exchange of the loan at the balance sheet date was 3,643(pounds).



--------------------------------------------------------------------------------
                                                                         Page: 6

ONLINE ADVISORY LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD ENDED 31ST JULY 2000
--------------------------------------------------------------------------------

 5       Loans and borrowings                                           2000
                                                                      (Pounds)
         Analysis of loans
         Other loans                                                 2,003,643
                                                                     ---------
                                                                     2,003,643
                                                                     =========
         Maturity of debt
         In one year or less, or on demand                           2,003,643
                                                                     ---------
                                                                     2,003,643
                                                                     =========


 6       Share capital                                                  2000
                                                                      (Pounds)
         Authorised
         Equity shares
         1,000,000 Ordinary shares of 1.00(pound) each               1,000,000
                                                                     ---------
         Allotted
         Equity shares
         500,000 Allotted, called up and fully paid
           ordinary shares of 1.00(pound) each                         500,000
                                                                     =========


         2 shares were issued for cash on 23 July 1999 and a further 998 shares were issued for cash on 16 April 2000 at the par value of 1(pound) each. On 31 May 2000 at an extraordinary general meeting it was resolved that the authorised share capital of the company be increased from 1.000(pounds) to 1,000,000(pounds) by the creation of an additional 999,000 ordinary shares of 1(pound) each to rank pari passu in all respects with the existing shares of the company and 499,000 shares were issued for cash on 31 May 2000.


  7      Reconciliation of movement in shareholders' funds              2000
                                                                       (Pounds)

         Loss for the financial period                                  (5,312)
         Issue of share capital                                        500,000
                                                                     ---------
         Increase in the shareholders' funds                           494,688
         Opening shareholders' funds                                         -
         Closing shareholders' funds                                   494 688
                                                                     =========


--------------------------------------------------------------------------------
                                                                         Page: 7

ONLINE ADVISORY LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD ENDED 31ST JULY 2000
--------------------------------------------------------------------------------

8        Related parties

         Online Advisory Limited's related parties as defined by Financial Reporting Standard 8, the nature of the relationship and the extent of the transactions with there are summarised below:

         V Hardt was a director of the company. He was also a director of Eastwell Financial Services Limited. Eastwell Financial Services Limited in therefore a related party as a result of common control of the director. The company paid management charges of 22,079(pounds) to Eastwell Financial Services Limited during the year.

         In the director's opinion the ultimate controlling party was not known at the balance sheet date. On the 29th June 2001 the company however became a fully owned subsidiary of Glengarry Holdings Limited a company incorporated in Bermuda.



--------------------------------------------------------------------------------
                                                                         Page: 8

                              ONLINE ADVISORY, LTD.
                            RECONCILIATION TO US GAAP
                                  JULY 31, 2000
                                   (UNAUDITED)



1)       Balance Sheet: (pound) Sterling Pounds
         a)       Total Current Assets are                     (pound)2,500,838
         b)       Total Assets are                             (pound)2,500,838
         c)       Current Liabilities are                      (pound)2,006,150
         d)       Total Liabilities are                        (pound)2,006,150
         e)       Shareholders' Equity                         (pound)  494,688
         f)       Total Liabilities and Shareholders Equity    (pound)2,500,838

The financial statements presented net current assets with current liabilities in accordance with UK accounting standards. The above amounts are in accordance with US GAAP which does not net current assets with current liabilities.

2)       Statement of Operations:

         a) Under United Kingdom accounting standards the profit and loss account is the Statement of Operations under US GAAP.
         b) For US GAAP the Statement of Operations should not cover a period greater than twelve months. However, the effect of this is immaterial.
         c) No adjustments to the amounts are necessary for the statement to be in conformity with US GAAP, however some account descriptions are different.
                  i)       Interest Receivable is Interest Income for US GAAP.
                  ii)      Interest Payable is Interest Expense for US GAAP.
         d) A Statement of Cash Flows has been included here in accordance with generally accepted accounting principles.
         e)       At July 31, 2000 loss per share is ($.01).

                                                                         Page: 6

                            ONLINE ADVISORY LIMITED
                            STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED JULY 31, 2000
                                  (Unaudited)



Cash Flows From Operations:
     Net (Loss)                                                      -(pound)5,312

     Adjustments to Reconcile Net Income to Net Cash
     Provided by Operations:

     Increase in Accrued Expenses                                            2,507
     Increase in Notes Payable                                           2,003,643
                                                                   ----------------

                Cash provided by operating activities                    2,000,838


Cash Flows From Financing Activities:

     Proceeds from sale of stock                                           500,000
                                                                   ----------------

               Cash provided by financing activities                       500,000


                                                                   ----------------
Net Increase/(Decrease)  in Cash                                         2,500,838

Cash, Beginning of Year                                                          -
                                                                   ----------------

Cash, End of Year                                                 (pound)2,500,838
                                                                   ================

Cash Paid For Interest                                                           -
Cash Paid For Income Taxes                                                       -

                                                                         Page: 3

ONLINE ADVISORY LIMITED
CONTENTS
--------------------------------------------------------------------------------

                                                                    Page


          Profit and loss account - Unaudited                         1

          Balance sheet - Unaudited                                   2

          Notes to the accounts - Unaudited                         3 to 6


--------------------------------------------------------------------------------

ONLINE ADVISORY LIMITED
PROFIT AND LOSS ACCOUNT
FOR THE PERIOD 1ST AUGUST 2000 TO 30TH JUNE 2001
--------------------------------------------------------------------------------
                                                       Notes        2001
                                                                  (Pounds)

Turnover                                                 2         22,061
                                                                ---------
Gross profit                                                       22,061

Administrative expenses                                          (138,604)
                                                                ---------

Operating loss                                           3       (116,543)
Other exceptional items                                  6        (92,347)
                                                                ---------
                                                                 (208,890)
Interest receivable                                      4         91,647
Interest payable and similar charges                     3        (12,001)
                                                                ---------
Loss on ordinary activities before taxation                      (129,244)

Tax on loss on ordinary activities                                      -
                                                                ---------
Loss for the financial period                                    (129,244)
Retained loss brought forward                                      (5,311)
                                                                ---------
Retained loss carried forward                                    (134,555)
                                                                =========



All amounts relate to continuing activities.

There were no recognised gains or losses for 2001 or 2000 other than those included in the profit and lose account.


--------------------------------------------------------------------------------
The notes on pages 3 to 6 form part of these accounts.                   Page: 1

ONLINE ADVISORY LIMITED
BALANCE SHEET
AS AT 30TH JUNE 2001
--------------------------------------------------------------------------------

                                                Notes                   2001
                                                           (pound)     (pound)
Fixed assets
Tangible assets                                  7                      44,702
Investments                                      8                   4,450,430
                                                                    ----------
                                                                     4,495,132
Current assets
Debtors                                          9         668,218
Cash at bank and in hand                                 2,811,865
                                                       -----------
                                                         3,480,083
Creditors: amounts falling due within one year   10    (2,428,342)
                                                       -----------
Net current assets                                                   1,051,741
                                                                    ----------
Total assets less current liabilities                                5,546,873
                                                                    ==========
Capital and reserves
Share capital                                    12                  5,681,428
Profit and loss account                                               (134,555)
                                                                    ----------
Shareholders' funds                              13                  5,546,873
                                                                    ==========



--------------------------------------------------------------------------------
The notes on pages 3 to 6 form part of these accounts.                   Page: 2

ONLINE ADVISORY LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD ENDED 30TH JUNE 2001
--------------------------------------------------------------------------------

1        Accounting policies

         Basis of accounting

         The accounts have been prepared under the historical cost convention, as modified by the revaluation of certain fixed assets, and in accordance with applicable accounting standards.

         Turnover

         Turnover comprises the value of sales excluding value added tax and trade discounts.

         Tangible fixed assets and depreciation

         Depreciation has been provided at the following rates in order to write down the cost or valuation, less estimated residual value, of all tangible fixed assets, by equal annual instalments over their expected useful lives:

                 Furniture and equipment                    Over 7 years
                 Computer equipment                         Over 3 years

         Investments

         Investments are included at cost less amounts written off. Profits or losses arising from disposals of fixed asset investments are treated as part of the result from ordinary activities.

         Deferred taxation

         Provision is made for deferred taxation using the liability method to take account of timing differences between the incidence of income and expenditure for taxation and accounting purposes except to the extent that the directors consider that a liability to taxation is unlikely to crystallise.

         Foreign currencies

         Transactions in foreign currencies are translated at the exchange rate ruling at the date of the transaction. Monetary assets and liabilities in foreign currencies are translated at the rates of exchange ruling at the balance sheet date. Where exchange differences result from the translation of foreign currency borrowings raised to acquire foreign assets they are taken to reserves and offset against the differences arising from the translation of those assets. All other exchange differences are dealt with through the profit and loss amount.

2        Turnover

         The turnover was derived from the company's principal activity which was carried out outside the UK.

3        Operating loss

         This operating loss is stated after charging or crediting:      2001
                                                                       (Pounds)
         Depreciation of tangible fixed assets:
         -owned assets                                                  8,567
         Auditors' remuneration                                         6,000
                                                                       ======

--------------------------------------------------------------------------------
                                                                        Page:  3

ONLINE ADVISORY LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD ENDED 30TH JUNE 2001
--------------------------------------------------------------------------------

4        Interest receivable                                           2001
                                                                     (Pounds)
         Bank interest receivable                                      91,647
                                                                      =======

5        Interest payable and similar charges                           2001
                                                                      (Pounds)
         Interest payable on bank loans and overdrafts                 12,001
                                                                      =======

6        Exceptional items                                              2001
                                                                      (Pounds)
         Other exceptional items                                      (92,347)
                                                                     --------
                                                                      (92,347)
                                                                      =======

         The above exceptional loss arises on the translation of the fixed asset investment held in French Francs at the balance sheet date. The item is treated as being exceptional by virtue of the size of the loss arising on translation at the balance sheet date.

7        Tangible fixed assets

                                          Furniture   Computer        Total
                                               and    equipment
                                          equipment
         Cost or valuation                 (pound)      (pound)      (pound)
         Additions                          34,209       19,060       53,269
                                           -------      -------      -------
         At 30th June 2001                  34,209       19,060       53,269
                                           =======      =======      =======
         Depreciation
         Charge for the period               4,887        3,680        8,567
                                           -------      -------      -------
         At 30th June 2001                   4,887        3,680        8,567
                                           =======      =======      =======
         Net book value
         At 30th June 2001                  29,322       15,380       44,702
                                           =======      =======      =======

         At 31st July 2000                       -            -            -
                                           =======      =======      =======

--------------------------------------------------------------------------------
                                                                         Page: 4

ONLINE ADVISORY LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD ENDED 30TH JUNE 2001
--------------------------------------------------------------------------------

8        Fixed asset investments
                                                  Investments           Total
         Cost
         Additions                                  4,542,777       4,542,777
         Revaluations                                 (92,347)        (92,347)
                                                  -----------    ------------
         At 30th June 2001                          4,450,430       4,450,430
                                                  ===========    ============
         Net book value
         At 30th June 2001                          4,450,430       4,450,430
                                                  ===========    ============

         At 31st July 2000                                  -               -
                                                  ===========    ============

         The above investments relate to 10 debentures held by the company relating to a property in France. All of the debentures are repayable on the 8th of January 2009. The investments are stated at cost less revaluation at the balance sheet date allowing for currency differentials. The investments are secured by a fixed charge on the property in France.

9        Debtors                                                       2001
                                                                     (Pounds)
         Trade debtors                                                12,861
         Amounts owed by parent undertaking                          643,919
         Other debtors                                                11,438
                                                                    --------
                                                                     668,218
                                                                    ========

10       Creditors: amounts falling due within one year                2001
                                                                     (Pounds)
         Bank loan                                                 2,269,589
         Other creditors                                             152,753
         Accruals and deferred income                                  6,000
                                                                    --------
                                                                   2,428,342

         The bank loan relates to a debt instrument in Japanese Yen which is repayable in June 2006. The loan is fixed for 60 months, The loan is secured by a fixed charge through one of the debentures held as an investment by the Company.

--------------------------------------------------------------------------------
                                                                         Page: 5

ONLINE ADVISORY LIMITED
NOTES TO THE ACCOUNTS
FOR THE PERIOD ENDED 30TH JUNE 2001
--------------------------------------------------------------------------------

11       Loans and borrowings                                          2001
                                                                     (Pounds)
         Analysis of loans
         Other loans                                                 2,269,589
                                                                   -----------
                                                                     2,269,589
                                                                   ===========

         Maturity of debt
         In one year or less, or on demand                           2,269,589
                                                                   -----------
                                                                     2,269,589
                                                                   ===========

12       Share capital                                                2001
                                                                    (Pounds)
         Authorised
         Equity shares
         10,000,000 Ordinary shares of 1.00(pound) each             10,000,000
                                                                   ===========
         Allotted
         Equity shares
         5,681,428 Allotted, called up and fully paid
           ordinary shares of 1.00(pound) each                       5,681,418
                                                                   ===========

         The company increased the authorised share capital to 10,000,000(pounds) from 1,000,000(pounds) by creation of a further 9,000,000 shares through a special resolution on the 31 May 2001. As a result a further 5,181,428 shares were issued for cash on 22 June 2001. The new shares issued rank pari passu in all respects with the existing shares.

13       Reconciliation of movement in shareholders' funds              2001
                                                                      (Pounds)

         Loss for the financial period                                (129,244)
         Issue of share capital                                      5,181,428
                                                                    ==========
         Increase in the shareholders' funds                         5,052,184
         Opening shareholders' funds                                   494,689
                                                                    ----------
         Closing shareholders' funds                                 5,546,873
                                                                    ==========


--------------------------------------------------------------------------------
                                                                         Page: 6

                              ONLINE ADVISORY, LTD.
                            RECONCILIATION TO US GAAP
                                  JUNE 30, 2001
                                   (UNAUDITED)


3)       Balance Sheet: (pound) Sterling Pounds
         a)    Total Current Assets are                       (pound)3,480,084
         b)    Total Assets are                               (pound)7,975,215
         c)    Current Liabilities are                        (pound)2,428,342
         d)    Total Liabilities are                          (pound)2,428,342
         e)    Shareholders' Equity                           (pound)5,546,873
         f)    Total Liabilities and Shareholders Equity      (pound)7,975,215

The financial statements presented net current assets with current liabilities in accordance with UK accounting standards. The above amounts are in accordance with US GAAP which does not net current assets with current liabilities.

4)       Statement of Operations:

         a)       Under United Kingdom accounting standards the profit and loss account is the Statement of Operations under US GAAP.
         b)       No adjustments to the amounts are necessary for the statement to be in conformity with US GAAP, however some account
                  descriptions are different.
                  i)       Interest Receivable is Interest Income for US GAAP.
                  ii)      Interest Payable is Interest Expense for US GAAP.
                  iii)     Turnover is sales revenue.

         c) A Statement of Cash Flows has been included here in accordance with generally accepted accounting principles.
         d) Under UK accounting principles, the gain on foreign exchange transactions is netted with general and administrative expenses and the loss on foreign exchange transactions is reported as an exceptional item. For US GAAP net foreign exchange gains and losses are reported as other income and expenses.
         e)       At June 30, 2001 loss per share is ($.02).

                             ONLINE ADVISORY LIMITED
                             STATEMENT OF CASH FLOWS
                   FOR THE ELEVEN MONTHS ENDED JUNE 30, 2001
                                   UNAUDITED



Cash Flows From Operations:
     Net (Loss)                                                    -(pound)129,244

     Adjustments to Reconcile Net Income to Net Cash
     Provided by Operations:

     Depreciation                                                            8,567
     Increase in Accounts Receivable                                       (12,861)
     Increase in Interest Receivable                                       (11,438)
     Increase in Note & Loan Receivable                                 (4,542,777)
     Currency Revaluation                                                   92,346
     Increase in Due from Parent                                          (643,919)
     Increase in Accounts Payable                                          152,753
     Increase in Accrued Expenses                                            3,493
     Increase in Notes Payable                                             265,946
                                                                   ----------------
        Cash used by operating activities                               (4,817,134)


Cash Flows From Investing Activities:

     Purchase of fixed assets                                              (53,269)
                                                                   ----------------
        Cash used by investing activities                                  (53,269)


Cash Flows From Financing Activities:

     Proceeds from sale of stock                                         5,181,428
                                                                   ----------------
        Cash provided by financing activities                            5,181,428


                                                                   ----------------
Net Increase/(Decrease)  in Cash                                           311,025

Cash, Beginning of Year                                                  2,500,838
                                                                   ----------------

Cash, End of Year                                                 (pound)2,811,863
                                                                   ================

Cash Paid For Interest                                               (pound)12,001
Cash Paid For Income Taxes                                                       -

                     GLENGARRY HOLDINGS, LTD AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                  JUNE 30, 2001




                                                                     HISTORICAL                             PRO FORMA
                                                 Glengarry Holdings, Ltd.  Online Advisory, Ltd.    Ajustments       Combined
                                                          June 30,                  June 30,                          June 30,
                    ASSETS                                 2001                      2001                               2001
                                                 ------------------------  ---------------------    ------------   --------------
CURRENT ASSETS
     Cash                                             $       48              $    3,959,983                       $   3,960,031
     Accounts Receivable                                                              18,112                              18,112
     Interest Receivable                                                              16,109                              16,109
     Notes Receivable                                                                      -                                   -
                                                      ----------              --------------                       -------------
          TOTAL CURRENT ASSETS                                48                   3,994,204                       $   3,994,252

PROPERTY PLANT AND EQUIPMENT
    Property, Plant & Equipment (net of accumulated   $   27,794                      62,954                              90,748
      deprceciation as of  June 30, 2001)

OTHER ASSETS
     Notes and Loans Receivable                                                    6,267,594                           6,267,594
     Due from parent company                                                         906,839  [1]     (906,839)                -
                                                      ----------              --------------                       -------------
          TOTAL LONG TERM ASSETS                               -                   7,174,433                           6,267,594

          TOTAL ASSETS                                $   27,842              $   11,231,591                       $  10,352,594
                                                      ==========              ==============                       =============

        LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
     Accounts payable                                 $    7,031              $      223,574                       $     230,605
     Loans Payable                                       906,960                   3,196,289  [1]     (906,960)        3,196,289
                                                      ----------              --------------                       -------------
         TOTAL LIABILITIES                               913,991                 $ 3,419,863                           3,426,894


SHAREHOLDERS' EQUITY
    Common Stock at Par                                    3,306                           -                               3,306
    Additional paid-in capital                         1,543,358                   8,001,223                           9,544,581
    Accumulated deficit                               (2,432,813)                   (194,216)                         (2,627,029)
    Cumulative translation adjustment                          -                       4,721  [1]          121             4,842
                                                      ----------              --------------                       -------------
    Total shareholders' Equity                          (886,149)                  7,811,728                           6,925,700
                                                      ----------              --------------                       -------------
        TOTAL LIABILITIES AND
        SHAREHOLDER'S EQUITY                          $   27,842              $   11,231,591                          10,352,594
                                                      ==========              ==============                       =============

                                                                         Page: 1

                     GLENGARRY HOLDINGS, LTD AND SUBSIDIARY
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2001


                                                       For the Year
                                                           Ended          For the Eleven
                                                       June 30, 2001       Months Ended       Pro forma        Pro forma
                                                         Glengarry            Online          Adjustments        Results
                                                      ----------------   -----------------   -------------    -------------
Gross Receipts
    Less: Returns and allowances                      $        36,720    $         31,875 [2]     (36,720)    $     31,875
                                                      ----------------   -----------------   -------------    -------------
Net Sales                                                      36,720              31,875                           31,875

Cost of Sales                                                       -                   -               -                    -
                                                      ----------------   -----------------   -------------    -------------
        Gross Profit                                           36,720              31,875                           31,875

Selling, General and Administrative
    Expenses                                                  874,572             333,687 [2]    (397,148)         811,111
                                                      ----------------   -----------------   -------------    -------------
    Income (Loss) from Operations                            (837,852)           (301,812)                        (779,236)

Other Income and (Expenses)
   Interest Income                                                  -             132,415               -          132,415
   Gain on disposal of Subsidiary                              97,203                   -               -           97,203
   Interest Expense                                           (28,277)           (17,332) [2]      (1,844)         (43,772)
                                                      ----------------   -----------------   -------------    -------------

   Income (Loss) before income taxes                         (768,926)           (186,736)                        (593,390)

   Provision for income taxes                                       -                   -               -                -
                                                      ----------------   -----------------   -------------    -------------

Net income                                            $      (768,926)   $       (186,736)   $          -     $   (593,390)
                                                      ================   =================   =============    =============

Income per share amounts:
      Basic:
          Net income (loss)                           $         (1.39)                                        $      (1.07)
      Weighted average common  and
        common equivalent shares - diluted:                   552,384                                              552,384
                                                      ================                                        =============

                                                                         Page: 2

                     GLENGARRY HOLDINGS, LTD. AND SUBSIDIARY
                    PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS
                                  JUNE 30, 2001
                                   (UNAUDITED)



1.       To remove the inter-company receivable/payable at June 30, 2001.
2.       To remove subsidiary's transactions disposed of at June 29, 2001.